Amendment to License Agreement

     This Amendment to License Agreement (the "Agreement") is made and entered into by and between and among The Yankee Companies, Inc., a Florida Corporation (the "Licensor"), AmeriNet Group.com, Inc., a Delaware corporation (the "Licensee;" and Wriwebs.com, Inc., a Florida corporation ("WRI"), sometimes hereinafter collectively referred to as the "Parties").

                                    Preamble:

     WHEREAS, the parties previously entered into an agreement for the licensing to Licensee of the the exclusive right to develop and use the domain names 15c2-11.com, 15c2-11.net, 15c2-11.org and 15c2-11.cc (the "Licensed Domain Names"); and

     WHEREAS, the Licensee has entered into an agreement with Park City Group, Inc., which requires divestiture by Licensee of certain assets and agreements; and

     WHEREAS, the agreement with Park City Group, Inc. is advantageous to Licensor and Licensee, such that the reassignment of the Licensed Domain Names to Yankees and the waiver by Yankees of any remaining obligations under the original licensing agreement is valuable to both Parties; and

     WHEREAS, the intention stated in the License Agreement to license the Licensed Domain Names to WRI was never effectuated and WRI desires to acknowledge its absence of rights in the Licensed Domain Names, and WRI will benefit from this amendment by being spared litigation to clarify its rights or lack thereof in the Licensed Domain Names,

     NOW THEREFORE, in consideration of the premises and the mutual advantage to each party which will result from this agreement, the Parties, intending to be legally bound, hereby agree as follows:


                                   Article One
                            Reassignment by Licensee

     The Licensee hereby reassigns the Licensed Domain Names to the Licensor, and the Licensor hereby accepts the reassignment from the Licensee.


                                   Article Two
                               Waiver by Licensor

     The Licensor hereby waives any and all further compliance with the License Agreement entered into between the parties on or about February 9, 2000.

                                  Article Three
                        Acknowledgment and Waiver by WRI

     WRI hereby acknowledges that it was never assigned any rights in the Licensed Domain Names, and hereby waives any further claim of any kind or character to said names.




License Agreement                                                  Page 1

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                                  Article Four
                                  Miscellaneous

4.1      Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

4.2      Merger.

     This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

4.3      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.4      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

4.5      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

4.6      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by the Licensor and three by the Licensee.


License Agreement                                                  Page 2

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         (B)   The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by the Licensor and three by the Licensee.

     (3) (A) Expenses of mediation shall be borne by the Licensee, if successful.

         (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

         (C)   If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties.

4.7      Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

4.8      Counterparts.

(a)       This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                                     The Yankee Companies, Inc.
                                                        a Florida corporation
--------------------------

__________________________                       By: ___________________________
                                                Leonard Miles Tucker, President
(CORPORATE SEAL)
                                             Attest:  __________________________
                                                  Vanessa H. Lindsey, Secretary
Dated:   April _, 2001




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


                                                      AmeriNet Group.com, Inc.
                                                      a Delaware corporation.
--------------------------

__________________________                     By: ___________________________
                                                   Edward C. Dmytryk, President
(CORPORATE SEAL)
                                           Attest:  __________________________
                                                 Vanessa H. Lindsey, Secretary
Dated:   April _, 2001

                                                         Wriwebs.com, Inc.
                                                      a Florida corporation.
--------------------------

__________________________                   By:    ___________________________
                                                Michael A. Caputa, President
(CORPORATE SEAL)
                                           Attest:  __________________________
                                                           Jeffrey B. Levy
                                                  Secretary & General Counsel
Dated: April _, 2001



License Agreement                                                  Page 4

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